EXHIBIT 10.3

PATENT LICENSE AGREEMENT

(HONEY STRAW SEALING MACHINE)

THIS AGREEMENT, effective this 25th day, of May (Month), 2020 (year), is entered into by Superbee Network Singapore Pte Ltd (hereinafter “LICENSOR”) and Jaison Phytochem, Inc. (hereinafter “LICENSEE”).

BACKGROUND

WHEREAS, LICENSOR has designed and developed a Honey Straw Sealing Machine (hereinafter “INVENTION”).

WHEREAS, LICENSOR is the owner of all right, title and interest in a Singapore Letter of Patent filed 17th March 2020 and is under application process as Singapore Patent Number 10202002434U.

WHEREAS, LICENSOR desires to transfer to LICENSEE and LICENSEE desires to acquire from LICENSOR an exclusive license to manufacture and market the INVENTION covered by the patent rights in all other countries, territories and jurisdictions on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, parties agree as follow:

SECTION 1. DEFINITIONS

1.1.

GROSS SALES. “Gross Sales” shall mean the aggregate compensation the LICENSEE, or its subsidiaries, receives for goods sold under the Patent Rights without a reduction for taxes, transportation, returns, depreciation or other expenses.

1.2.	CLOSING. “Closing” shall occur when both LICENSOR and LICENSEE have applied their respective signatures to this Agreement.

1.3.

PATENT RIGHTS. “Patent Rights” means the following listed patents and/or patent applications, patents to be issued pursuant thereto, and all divisions, continuations, reissues, substitutes, and extensions thereof:

Applications

(a)	Singapore Application Serial No. 10202002434U Date Filed: 17th March 2020

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SECTION 2. GRANT OF INVENTION AND PATENT RIGHTS

In consideration for the up-front monies and royalty to be paid under Sections 3 and 4, LICENSOR grants to LICENSEE:

(a)	an exclusive, nontransferable license to manufacture and market the INVENTION in Singapore;

(b)	an exclusive, nontransferable license to manufacture and market the INVENTION in all foreign countries;

(c)	all rights under the Patent Rights; and

(d)	all technology, trade secrets and know-how related to the design and manufacture of the INVENTION, including all design plans, blueprints and any documentation or software related thereto.

SECTION 3. UP-FRONT MONIES

LICENSEE shall pay to LICENSOR on the date of Closing $25,000,000 in United States dollars. The up-front monies are not to be considered part of the royalties due under Section 4 of this Agreement.

SECTION 4. ROYALTY

Upon Closing, LICENSEE shall pay LICENSOR a royalty payment based upon the Gross Sales of the LICENSEE. Said royalty payment shall be calculated based upon 25% of the Gross Sales of the LICENSEE with regard to the Invention exceeding $2,500,000 per annum in United States dollars.

SECTION 5. TIMING OF ROYALTY PAYMENTS AND MINIMUM ROYALTY

5.1. YEARLY PAYMENTS. LICENSEE shall pay LICENSOR a royalty for each year during which this Agreement is in effect. LICENSEE shall pay LICENSOR per year, on or before the 30th day after January 1 of each year during which this Agreement is in effect.

5.2. MINIMUM PAYMENT. No minimum royalty payment shall be paid if the Gross Sales of the LICENSEE falls below $2,500,000 at the end of each year.

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SECTION 6. REPORTS AND RECORDS

6.1. FINANCIAL STATEMENT. LICENSEE shall provide a annual financial statement to LICENSOR showing the number of units manufactured during each year when each yearly royalty payment is made.

6.2. RECORDS. LICENSEE shall keep records of the Gross Sales and number of units manufactured and sold pursuant to this Agreement in sufficient detail to enable the royalty payment to LICENSOR to be determined.

6.3. ANNUAL INSPECTION. LICENSEE shall allow LICENSOR’s representative, one annual inspection, during regular business hours or at such other times as may be mutually agreeable, to inspect LICENSEE’s books and records to the extent reasonably necessary to determine LICENSEE’s compliance with the terms of this Agreement.

6.4. PENALTY. If the LICENSOR determines through an annual inspection that the LICENSOR was undercompensated as required by this Agreement, then the LICENSEE shall pay to the LICENSOR a Penalty Fee. The Penalty Fee shall comprise three times the difference between the actual compensation and the required compensation. The LICENSEE shall still be obligated to pay full compensation as required under the Agreement.

SECTION 7. OBLIGATIONS OF LICENSOR

The LICENSOR agrees with the LICENSEE to execute such documents and give such assistance as the LICENSEE may reasonably require:

(a)	to defeat any challenge to the validity of, and resolve any questions concerning the Patent Rights;

(b)	to apply for and obtain patents or similar protection for the INVENTION in other parts of the world at the LICENSEE’s expense;

(c)	to do all that is necessary to vest such protection in the LICENSEE;

(d)	to inform the LICENSEE of all technical information concerning the INVENTION; and

(e)	to supply the LICENSEE with any documents or drawings relevant to the INVENTION.

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SECTION 8. REPRESENTATIONS AND WARRANTIES OF LICENSOR

8.1. LICENSOR represents and warrants to LICENSEE as follows:

(a)	LICENSOR is the sole and exclusive owner of the INVENTION and the Patent Rights. No other parties have any right or interest in or to the INVENTION nor to the Patent Rights;

(b)	All rights to the INVENTION and the Patent Rights are free and clear of all liens, claims, security interests and other encumbrances of any kind or nature;

(c)	The LICENSOR has not granted any licenses to use the INVENTION to any other parties;

(d)

LICENSOR has the right and power to enter into this Agreement, and has made no prior transfer, sale or assignment of any part of the INVENTION, patent rights pertaining to the INVENTION or the Patent Rights;

(e)	As of the date hereof and as of the Closing date, LICENSOR is not aware of any parties infringing on the patent rights transferred hereunder;

(f)

LICENSOR is not aware that the INVENTION infringes upon any patent, but LICENSOR does not otherwise warrant or guarantee the validity of the Patent Rights or that the INVENTION does not infringe any valid and subsisting patent or other rights not held by the LICENSOR; and

(g)

The INVENTION was not procured by the use of confidential information, trade secrets, or in other respects in violation of law, and there is no action, order or proceeding, to the LICENSOR’s knowledge, alleging any of the foregoing.

8.2

Each of the warranties and representations set forth above shall be true on and as of the date of Closing, as though such warranty and representation was made as of such time. All warranties and representations shall survive closing.

SECTION 9. LICENSEE’S OBLIGATIONS

9.1.

INDEMNIFICATION. The LICENSEE agrees to indemnify the LICENSOR and his heirs successors, assigns and legal representatives for liability incurred to persons who are injured as a consequence of the use of any INVENTION manufactured by the LICENSEE or as a consequence of any defects in the INVENTION.

9.2.	QUARTERLY ROYALTY. The LICENSEE agrees to pay the above stated quarterly royalty without demand.

9.3.	REASONABLE EFFORTS. The LICENSEE agrees to utilize all reasonable efforts to manufacture and market the INVENTION.

9.4.	FINANCIAL STATEMENT. The LICENSEE agrees to provide the financial statement at the end of each quarter without demand.

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9.5.	PROFESSIONALISM. The LICENSEE agrees to the extent reasonably possible, have all manufacturing, shipping, and sales performed in a professional and equitable manner.

9.6.	LIABILITY INSURANCE. The LICENSEE agrees to maintain liability insurance to cover the INVENTION in an amount greater than or equal to $25,000,000.

9.7.	TRADE SECRETS. The LICENSEE agrees to take all reasonable steps to maintain the confidentiality of all trade secrets provided by the LICENSOR to the LICENSEE during and after this Agreement.

SECTION 10. CONDITIONS TO CLOSING

LICENSEE’s obligation to pay the up-front monies and the royalty shall be subject to the satisfaction on or before the Closing of the following conditions, any one or more which may be waived by LICENSEE:

(a)

The warranties and representations made by the LICENSOR in this Agreement shall be true and correct in all material respects on the Closing date as if such warranties and representations had been given as of the Closing date.

(b)	LICENSOR shall have delivered to LICENSEE such instruments of transfer as may be reasonably requested by LICENSEE to consummate the transactions contemplated hereby.

SECTION 11. MARKING OF INVENTION

LICENSEE agrees to affix patent pending and patent notices to all INVENTIONs prior to their sale. Each device shall have either the words “PATENT PENDING” or “Patent No.” followed by the patent number conspicuously marked on each of the goods sold under the Patent Rights subject to the reasonable approval of the LICENSOR.

SECTION 12. DURATION AND TERMINATION

12.1.	This Agreement shall remain in full force and effect unless and until termination or cancellation as hereinafter provided.

12.2.

If LICENSEE shall at any time default in rendering any of the statements required hereunder, and payment of any monies due hereunder, or in fulfilling any of the other material obligations hereof, and such default is not cured within fifteen days after written notice is given by the LICENSOR to LICENSEE, LICENSOR shall have the right to terminate this Agreement by giving written notice of termination to LICENSEE. LICENSEE shall have the right to cure any such default up to, but not after the written notice of termination.

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12.3.	LICENSOR shall have the right to terminate this Agreement by giving written notice of termination to LICENSEE in the event of any of the following:

(a)	liquidation of LICENSEE;

(b)	insolvency or bankruptcy of LICENSEE, whether voluntary or involuntary; or

(c)	appointment of a Trustee or Receiver for LICENSEE.

12.4.

LICENSOR shall have the right to terminate this Agreement, by giving three months written notice, if after the second year of this agreement the previous years total royalty payment is lower than $625,000.

12.5.

LICENSEE shall have the right to terminate this Agreement, by giving three months notice, if all patent applications, continuation, continuation-in-part or divisional applications, related to the INVENTION become abandoned without issuing into a patent.

12.6.	LICENSEE shall have the right to terminate this Agreement, by giving three months notice, if a court of law determines all of the issued patents to be invalid.

SECTION 13. MAINTENANCE FEES AND INFRINGEMENT COSTS

13.1.	MAINTENANCE FEES. LICENSEE shall be responsible for paying all maintenance fees for the Patent Rights until they expire.

13.2.

DEFENDING AN INFRINGEMENT LAWSUIT. LICENSEE shall be responsible for all expenses, including but not limited to legal fees, associated with defending an infringement action involving the INVENTION. LICENSEE also agrees to vigorously defend at its own expense any invalidity actions brought against the Patent Rights.

13.3.

BRINGING AN INFRINGEMENT LAWSUIT. LICENSEE shall also be responsible for all expenses, including but not limited to legal fees, associated with bringing an infringement action involving the Patent Rights. LICENSEE agrees to initiate and vigorously prosecute proceedings to the termination of any infringements on the Patent Rights.

13.4.	NOTIFICATION. LICENSEE and LICENSOR both agree to notify each other of any legal action involving the Patent Rights or the INVENTION.

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SECTION 14. BINDING ARBITRATION

Any controversy or claim arising out of or relating to this contract, or the breach thereof, between the LICENSOR and the LICENSEE shall be settled by the competent jurisdiction of Singapore or United States of America. The judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

SECTION 15. GOVERNING LAW

This Agreement shall be governed in accordance with the substantive laws of the Singapore or United States of America.

SECTION 16. SEVERABILITY

16.1.

The parties agree that if any part, term, or provision of this Agreement shall be found illegal or in conflict with any valid controlling law, the validity of the remaining provisions shall not be affected thereby.

16.2.

In the event the legality of any provision of this Agreement is brought into question because of a decision by a court of competent jurisdiction, LICENSOR, by written notice to LICENSEE, may revise the provision in question or delete it entirely so as to comply with the decision of said court.

SECTION 17. NOTICES UNDER THE AGREEMENT

For the purposes of all written communications and notices between the parties, their addresses shall be:

LICENSOR: Attn:	Ms. LING Huieng Alicia

Superbee Network Singapore Pte Ltd 1 Kaki Bukit Ave 3 #09- 11, KB-1 Singapore 416087
LICENSEE: Attn:	TAN Jacksaa Jayson
30N Gould St STE R Sheridan, WY 82801 USA

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SECTION 18. NONASSIGNABILITY

The parties agree this Agreement imposes personal obligations on LICENSEE. LICENSEE shall not assign any rights under this Agreement without the written consent of LICENSOR. LICENSOR may assign all rights hereunder.

SECTION 19. ENTIRE AGREEMENT

This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings between the parties and there are no covenants, promises, agreements or conditions, either oral or written, between them other than herein set forth. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon either party unless reduced in writing and signed by them.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the respective dates hereinafter set forth.

For and on behalf of LICENSOR:

By:	/s/HuiEng Ling	Date:	25 May 2020
Alicia Ling Hui Eng

For and on behalf of LICENSEE:

By:	/s/Jacksaa Tan	Date:	25 May 2020
Tan Jacksaa Jayson

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Industrial Design License Agreement

Prepared for:

Jacksaa Jayson Tan

Jaison Phytochem, Inc.

Created by:

Alicia Ling Hui Eng

Superbee Network Singapore Pte Ltd

License Agreement

For use of Packaging for Honey in Straw Shape.

This License Agreement (this “Agreement” of this “License Agreement”) is made and effective as of 3rd January 2020 (the “Commencement Date”) by and between Superbee Network Singapore Pte Ltd, a company organized and existing in Singapore, with a registered address at 1 kaki Bukit Ave 3, #09-11, KB-1, Singapore 416087 (“Licensor”) and Jaison Phytochem, Inc, a company organized and existing in USA, with a registered address at 30N Gould St STE R, Sheridan, WY 82801 (“Licensee”).

WHEREAS:

1.	Licensee wishes to obtain a license to use Packaging for Honey in Straw Shape (hereinafter, the “Asset”), and

2.	Licensor is willing to grant to the Licensee an exclusive, non-transferable License to use the Asset for the term and specific purpose set forth in this Agreement,

NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises and undertakings contained herein, and other good and valuable consideration, the parties agree as follows:

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1. Definitions

1.1 “Agreement” means this License Agreement including the attached Exhibit and Schedule.

1.2 “Confidential Information” means information that:

a. is by its nature confidential;

b. is designated in writing by Licensor as confidential;

c. the Licensee knows or reasonably ought to know is confidential;

d. Information comprised in or relating to any Intellectual Property Rights of Licensor.

1.3 “Asset” means the Asset provided by Licensor as specified in Item 6 of the Schedule in the form as stated in Item 7 of the Schedule.

1.4 “Intellectual Property Rights” means all rights in and to any copyright, trademark, trading name, design, patent, know how (trade secrets) and all other rights resulting from intellectual activity in the industrial, scientific, literary or artistic field and any application or right to apply for registration of any of these rights and any right to protect or enforce any of these rights, as further specified in clause 5.

1.5 “Party” means a person or business entity who has executed this Agreement; details of the Parties are specified in Item 2 of the Schedule.

1.6 “Term” means the term of this Agreement commencing on the Commencement Date as specified in Item 4 of the Schedule and expiring on the Expiry Date specified in Item 5 of the Schedule.

1.7 CLOSING. “Closing” shall occur when both LICENSOR and LICENSEE have applied their respective signatures to this Agreement.

2. License Grant

2.1 Licensor grants to the Licensee an exclusive, non-transferable License for the Term to use the Asset for the specific purpose specified in this Agreement, subject to the terms and conditions set out in this Agreement.

3. Charges

3.1 In consideration of the Licensor providing the License under clause 2 of this License Agreement, the Licensee agrees to pay Licensor the amount of the License Charge as specified in Item 9 of the Schedule

4. Licensee’s Obligations

4.1 The Licensee cannot use the Asset, for purposes other than as specified in this Agreement and in Item 8 of the Schedule.

4.2 The Licensee may permit its employees to use the Asset for the purposes described in Item 8, provided that the Licensee takes all necessary steps and imposes the necessary conditions to ensure that all employees using the Asset do not commercialise or disclose the contents of it to any third person, or use it other than in accordance with the terms of this Agreement.

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4.3 The Licensee will not distribute, sell, License or sub-License, let, trade or expose for sale the Asset to a third party.

4.4 No copies of the Asset are to be made other than as expressly approved by Licensor.

4.5 No changes to the Asset or its content may be made by Licensee.

4.6 The Licensee will provide technological and security measures to ensure that the Asset which the Licensee is responsible for is physically and electronically secure from unauthorised use or access.

4.7 Licensee shall ensure that the Asset retains all Licensor copyright notices and other proprietary legends and all trademarks or service marks of Licensor.

5. Intellectual Property Rights

5.1 All Intellectual Property Rights over and in respect of the Asset are owned by Licensor. The Licensee does not acquire any rights of ownership in the Asset.

6. Limitation of Liability

6.1 The Licensee acknowledges and agrees that neither Licensor nor its board members, officers, employees or agents, will be liable for any loss or damage arising out of or resulting from Licensor’s provision of the Asset under this Agreement, or any use of the Asset by the Licensee or its employees; and Licensee hereby releases Licensor to the fullest extent from any such liability, loss, damage or claim.

7. Confidentiality

7.1 Neither Party may use, disclose or make available to any third party the other Party’s Confidential Information, unless such use or disclosure is done in accordance with the terms of this Agreement.

7.2 Each Party must hold the other Party’s Confidential Information secure and in confidence, except to the extent that such Confidential Information:

a. is required to be disclosed according to the requirements of any law, judicial or legislative body or government agency; or

b. was approved for release in writing by the other Party, but only to the extent of and subject to such conditions as may be imposed in such written authorisation.

7.3 This clause 7 will survive termination of this Agreement.

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8. Disclaimers & Release

8.1 To the extent permitted by law, Licensor will in no way be liable to the Licensee or any third party for any loss or damage, however caused (including through negligence) which may be directly or indirectly suffered in connection with any use of the Asset.

8.2 The Asset is provided by Licensor on an “as is” basis.

8.3 Licensor will not be held liable by the Licensee in any way, for any loss, damage or injury suffered by the Licensee or by any other person related to any use of the Asset or any part thereof.

8.4 Notwithstanding anything contained in this Agreement, in no event shall Licensor be liable for any claims, damages or loss which may arise from the modification, combination, operation or use of the Asset with Licensee computer programs.

8.5 Licensor does not warrant that the Asset will function in any environment.

8.6 The Licensee acknowledges that: a. The Asset has not been prepared to meet any specific requirements of any party, including any requirements of Licensee; and b. it is therefore the responsibility of the Licensee to ensure that the Asset meets its own individual requirements.

8.7 To the extent permitted by law, no express or implied warranty, term, condition or undertaking is given or assumed by Licensor, including any implied warranty of merchantability or fitness for a particular purpose.

9. Indemnification

9.1 The Licensee must indemnify, defend and hold harmless Licensor, its board members, officers, employees and agents from and against any and all claims (including third party claims), demands, actions, suits, expenses (including attorney’s fees) and damages (including indirect or consequential loss) resulting in any way from:

a. Licensee’s and Licensee’s employee’s use or reliance on the Asset,

b. any breach of the terms of this License Agreement by the Licensee or any Licensee employee, and

c. any other act of Licensee.

9.2 This clause 9 will survive termination of this Agreement.

10. Waiver

10.1 Any failure or delay by either Party to exercise any right, power or privilege hereunder or to insist upon observance or performance by the other of the provisions of this License Agreement shall not operate or be construed as a waiver thereof.

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11. Governing Law

11.1 This Agreement will be construed by and governed in accordance with the laws of Singapore. The Parties submit to exclusive jurisdiction of the courts of Singapore.

12. Termination

12.1 This Agreement and the License granted herein commences upon the Commencement Date and is granted for the Term, unless otherwise terminated by Licensor in the event of any of the following:

a. if the Licensee is in breach of any term of this License Agreement and has not corrected such breach to Licensor’s reasonable satisfaction within 7 days of Licensor’s notice of the same;

b. if the Licensee becomes insolvent, or institutes (or there is instituted against it) proceedings in bankruptcy, insolvency, reorganization or dissolution, or makes an assignment for the benefit of creditors; or

c. the Licensee is in breach of clause 5 or 7 of this Agreement.

12.2 Termination under this clause shall not affect any other rights or remedies Licensor may have.

13. License Fee

13.1 In consideration for the License grant described in this License Agreement, Licensee shall pay the yearly License fee as stated in Item 9 of the Schedule immediately upon execution of this Agreement and upon each anniversary date of this Agreement.

13.2 The License fee and any other amounts payable by the Licensee to the Licensor, under this Agreement, are exclusive of any and all foreign and domestic taxes, which if found to be applicable, will be invoiced to Licensee and paid by Licensee within 30 days of such invoice.

14. Assignment

14.1 Licensee shall not assign any rights of this License Agreement, without the prior written consent of Licensor.

15. Notices

15.1 All notices required under this Agreement shall be in writing and shall be deemed given (i) when delivered personally; (ii) five (5) days after mailing, when sent certified mail, return receipt requested and postage prepaid; or (iii) one (1) business day after dispatch, when sent via a commercial overnight carrier, fees prepaid. All notices given by either Party must be sent to the address of the other as first written above (unless otherwise changed by written notice).

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16. Counterparts

16.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one instrument.

17. Severability

17.1 The Parties recognize the uncertainty of the law with respect to certain provisions of this Agreement and expressly stipulate that this Agreement will be construed in a manner that renders its provisions valid and enforceable to the maximum extent possible under applicable law. To the extent that any provisions of this Agreement are determined by a court of competent jurisdiction to be invalid or unenforceable, such provisions will be deleted from this Agreement or modified so as to make them enforceable and the validity and enforceability of the remainder of such provisions and of this Agreement will be unaffected.

18. Entire Agreement

18.1 This Agreement contains the entire agreement between the Parties and supersedes any previous understanding, commitments or agreements, oral or written. Further, this Agreement may not be modified, changed, or otherwise altered in any respect except by a written agreement signed by both Parties.

IN WITNESS WHEREOF, this Agreement, including the attached Schedule, was signed by the Parties under the hands of their duly authorized representatives and made effective as of the 3rd January 2020.

For and on Behalf of Superbee Network Singapore Pte Ltd

/s/HuiEng Ling

Alicia Ling Hui Eng

03/01/2020

For and on Behalf of Jaison Phytochem, Inc.

/s/Jacksaa Tan

Jacksaa Jayson Tan

03/01/2020

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Exhibit A

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Exhibit B

知識產權署外觀設計註冊處
Designs Registry
Intellectual Property Department

香港特別行政區政府
The Government of the Hong Kong
Special Administrative Region

外觀設計註冊證明書

《註冊外觀設計條例》(第 522 章)

CERTIFICATE OF REGISTRATION OF DESIGN

Registered Designs Ordinance (Chapter 522)

茲證明下述外觀設計之詳情於今日記入註冊紀錄冊:
I hereby certify that the design with the following particulars has been entered in the register today:

[11] 註冊編號 Registration No.: 0703064.4

[15] 註冊日期 Date of Registration: 03.12.2007

[51] 洛迦諾分類號 Locarno Classification No.: Cl. 9 - 03

[54] 物品 Article (s)
飲管形蜂蜜包裝 Packaging for honey in straw shape

[55] 外觀設計的表述 Representation of the Design
見後附表述 See attached representation(s)

[57] 新穎性陳述 Statement of Novelty
表述所顯示的物品的形狀、構形、式樣、裝飾及/或上述數者的結合是聲稱具有新穎性的外觀設計特色。
The features of the design(s) for which novelty is claimed are the shape, configuration, pattern, ornamentation and/or the combination thereof of the article as shown in the representations.

[73] 註冊擁有人姓名/名稱及地址 Name and Address of Registered Owner
Superbee Network Singapore Pte Ltd
6 Ubi Road 1, #02-01, Wintech Centre, 408726, SINGAPORE

1/2

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Registration No. 0703064.4

日期：二〇〇八年一月十八日
Dated this 18 January, 2008

外觀設計註冊處處長謝肅方
Stephen Selby
Registrar of Designs

註：
Note:

1. 外觀設計的註冊，由註冊當日開始生效，而註冊日期則可追溯至註冊申請的提交日期。除聯繫或相應外觀設計外，外觀設計的註冊的首段有效期為自註冊申請的提交日期起計的 5 年。註冊有效期可每次再延展 5 年，但總共不得超過自註冊申請的提交日期起計的 25 年。
   Registration of a design takes effect on the Date of Registration, which is backdated to the filing date of the application for registration. Except for associated or corresponding designs, the initial period of registration of a design is 5 years beginning on the filing date of the application for registration. The period of registration may be extended for additional periods of 5 years each but the total period of registration may not exceed 25 years beginning on the filing date of the application for registration.

2 本外觀設計的擁有權如有改變，或擁有人的姓名/名稱及/或地址/送達地址改變，必須立刻向處長申請將改變註冊。
   Upon any change of ownership of this design, or change of name and/or address/address for service of the registered owner, application should AT ONCE be made to the Registrar to register the change.

2/2

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Exhibit C

PERBADANAN HARTA INTELEK MALAYSIA
INTELLECTUAL PROPERTY CORPORATION OF MALAYSIA
(Diperbadankan)
Kementerian Perdagangan Dalam Negeri Dan Hal Ehwal Pengguna

AKTA REKA BENTUK PERINDUSTRIAN 1996

PERATURAN-PERATURAN REKA BENTUK PERINDUSTRIAN 1999
(Peraturan 20)

PERAKUAN PENDAFTARAN
SUATU REKA BENTUK PERINDUSTRIAN

Nombor Pendaftaran	:	MY 06-00517
Tarikh Pendaftaran	:	12 Julai 2006
Tarikh Prioriti	:	-
Tarikh Pemfailan	:	12 Julai 2006
Tarikh Pemberian Perakuan	:	05 Julai 2007
Barang atau set Barang yang berkenaan dengannya Reka Bentuk Perindustrian itu didaftarkan	:	PACKAGING FOR HONEY IN STRAW

Dengan ini disahkan bahawa,

menurut dan tertakluk kepada peruntukan Akta Reka Bentuk Perindustrian 1996 dan Peraturan-Peraturan Reka Bentuk Perindustrian 1999, Reka Bentuk Perindustrian atau Reka Bentuk-Reka Bentuk Perindustrian yang representasi atau representasi-representasi dikepilkan, telah atau pun didaftarkan pada tarikh pendaftaran di atas, atas nama **SUPERBEE NETWORK SINGAPORE PTE. LTD. (200000908R)** di alamat **6 UBI ROAD 1, #02-01, WINTECH CENTRE, SINGAPORE 408726** berkenaan dengan suatu permohonan pendaftaran Reka Bentuk Perindustrian.

(MOHD. FAIIZUDIN BIN MOHD. SHARUJI)
b.p. Pendaftar
Reka Bentuk Perindustrian Malaysia

P.U. (A) 351

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Schedule

Item 1 – License Agreement

THE LICENSE AGREEMENT OF WHICH THIS SCHEDULE FORMS A PART IS DATED AS OF 3RD JANUARY 2020 AND IS BY AND BETWEEN THE PARTIES REFERENCED IN ITEM 2 BELOW.

Item 2 – Name and Address of Licensor and Licensee

Licensor: Superbee Network Singapore Pte Ltd, a company organized and existing in Singapore, with a registered address at 1 Kaki Bukit Ave 3, #09-11, KB-1, Singapore 416087.

Licensee: Jaison Phytochem, Inc., a company organized and existing in USA with a registered address at 30N Gould St STE R, Sheridan, Wyoming WY82801.

Item 3 – Other License Terms

As delineated

Item 4 – Commencement Date

Strictly on the 3rd day of January in the Year 2020

Item 5 – Expiry Date

- Industrial Design – EU by 2033

- Industrial Design – HK by 2032

- Industrial Design – MY by 2021

Item 6 – Description of Asset

Industrial Design for the Packaging of Honey in Straw Shape. The novelty of the design resides in the features of the shape and configuration in the articles of representation in the format in item 7.

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Item 7 – Format of Asset

European Union (EU)

OHIM – OFFICE FOR HARMONIZATION IN THE INTERNAL MARKET
TRADE MARKS AND DESIGNS

HABM – HARMONISIERUNGSAMT FÜR DEN BINNENMARKT
MARKEN, MUSTER UND MODELLE

21 000944186-0001
25 EN - DE
22 02/06/2008
15 02/06/2008
45 01/08/2008
11 000944186-0001
73 Superbee Network Singapore Pte Ltd
6 Ubi Road 1, #02-01, Wintech Centre
Singapore 408726
SINGAPUR
74 LANDMARK
Stationsplein 325
NL-3818 LE Amersfoort
PAÍSES BAJOS
51 09 - 03
54 **BG** - Спамени опаковки за мед

ES - Embalaje para miel en forma de imitación de paja

CS - Balení na med ve formě slámy

DA - Emballering til honning i form af et rør

DE - Verpackung für Honig in Strohform

ET - Kõrrekujulised meepakendid

EL - Συσκευασία μελιού σε μορφή σωλήναρίου

EN - Packaging for honey in straw shape

FR - Emballage de paille pour miel

IT - Imballaggio per miele sotto forma di paglia

LV - Iepakojums medum salmu formā

LT - Šiaudų formos pakuotės medui

HU - Szívószálas csomagolás mézhez

MT - Imballaġġi għall-għasel f'forma ta' tiben

NL - Verpakking voor honing in de vorm van een rietje

PL - Opakowanie na miód w kształcie słomy

RO - Ambalaj pentru miere în formă de pai

PT - Embalagem para mel em forma de palha

SK - Balenie pre med v tvare slamy

SL - Embalaža za med v slamnati obliki

FI - Hunajapakkaukset korren muodossa

SV - Förpackning för honung i form av ett rör

30 HK - 03/12/2007 - 0703064.4
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Hong Kong (HK)

0703064.4

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FRONT ELEVATIONAL VIEW

REAR ELEVATIONAL VIEW

TOP PLAN VIEW

BOTTOM PLAN VIEW

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0703064.4

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RIGHT SIDE VIEW

LEFT SIDE VIEW

PERSPECTIVE VIEW

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Malaysia (MY)

MY06-00517

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1.1 Front and Back View

Statement of Novelty

The novelty in the design resides in the features of shape and configuration of the article as shown in the representation.

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Item 8 – Approved Purpose

The Licensor does not accept any responsibility or liability for the success or otherwise of the Approved Purpose and is not liable for any losses which may be suffered by the Licensee in undertaking the Approved Purpose.

Item 9 – License Fee

LICENSEE shall pay to LICENSOR up-front monies on the date of Closing in United States dollars as follows:-

- Industrial Design EU = $500,000

- Industrial Design HK = $500,000

- Industrial Design MY = $80,000

The up-front monies are not to be considered as part of the royalties.

Upon Closing, LICENSEE shall pay LICENSOR a royalty payment based upon the Gross Sales of the LICENSEE. Said royalty payment shall be calculated based upon 20% of the Gross Sales of the LICENSEE with regard to the Industrial Design exceeding $6,000,000 per annum in United States dollars.

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